Fidelity®

Real Estate High Income

Fund

Annual Report

November 30, 2001

(2_fidelity_logos)(registered trademark)

REHI-ANN-0102 153015
1.734092.102

Contents

Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on the fund, including charges and expenses, call Jeff Gandel at 617-563-6414 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	14.69%	76.94%	152.74%
ML High Yield Master	9.28%	23.19%	62.56%
High Current Yield Funds Average	4.21%	9.44%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years, or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 387 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Real Estate High Income	14.69%	12.09%	14.37%
ML High Yield Master	9.28%	4.26%	7.29%
High Current Yield Funds Average	4.21%	1.66%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

$100,000 Over Life of Fund

$100,000 Over Life of Fund: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by November 30, 2001, the value of the investment would have grown to $252,739 - a 152.74% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $162,555 - a 62.56% increase.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Performance - continued

Total Return Components

	Years ended November 30,
	2001	2000	1999	1998	1997
Dividend returns	9.89%	11.01%	11.79%	9.74%	15.17%
Capital returns	4.80%	2.57%	-2.71%	-11.09%	11.05%
Total returns	14.69%	13.58%	9.08%	-1.35%	26.22%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends

Periods ended November 30, 2001	Past 1 month	Past 6 months	Past 1 year
Dividends per share	7.46¢	40.34¢	90.29¢
Annualized dividend rate	8.99%	7.98%	9.05%
30-day annualized yield	10.20%	-	-

Dividends per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $10.10 over the past one month, $10.08 over the past six months and $9.98 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

Annual Report

Fund Talk: The Manager's Overview

An interview with Stephen Rosen, Portfolio Manager of Fidelity Real Estate High Income Fund

Q. How did the fund perform, Steve?

A. For the 12-month period that ended November 30, 2001, the fund had a total return of 14.69%. In comparison, the Merrill Lynch High Yield Master Index, a broad measure of the high-yield bond market, returned 9.28%, while the high current yield funds average tracked by Lipper Inc. returned 4.21% during the same period.

Q. What factors helped the fund outperform its index and Lipper peer group average during the past year?

A. The market environment was better suited to the fund's emphasis on high-yielding real estate securities than the high-yield corporate bonds that play a larger role in both the index and peer group. Amidst the period's declining economic backdrop, corporate bond defaults continued to rise, whereas real estate credit conditions, which tend to lag the general economy, held up much better. Although delinquencies among securitized commercial mortgages rose, they remained at a rate that was low by historical standards and below the level that would adversely impact the credit of many high-yield commercial mortgage-backed securities (CMBS), particularly those rated double-B where the fund moved its focus. CMBS also benefited from the geographic and property-type diversity found in most loan pools as compared to the concentrated event and headline risk endemic to corporate bonds. In addition to its CMBS positions, the fund's other high-yielding real estate securities also outperformed the index and peer group as they were viewed as "safe harbor" investments backed by hard assets with contractual tenant cash flows. Finally, a rally in Treasury rates, which are correlated to and lifted the performance of CMBS, also contributed to fund performance.

Q. Was the fund's performance influenced by the tragic events of September 11?

A. It was. Although the fund did not own any bonds backed by downtown Manhattan buildings that were either destroyed or seriously damaged, CMBS yield spreads widened in the aftermath of the terrorist attacks as investors bet that an already slowing economy would weaken further, reducing demand for commercial property. On average, after September 11, double-B and single-B CMBS spreads jumped by about 50 basis points (hundredths of a percent of yield) and 100 basis points, respectively, and remained there through the end of the period. Individual CMBS issues performed somewhat differently from one another depending on the underlying loan pool's exposure to hotels - the property type that was hurt most by the attacks. Outside of CMBS, the prices of other types of high-yielding real estate securities initially dropped after September 11, but most rebounded by the end of the period. Exceptions were securities backed by upscale, full-service hotels, such as the bonds of Starwood Hotels & Resorts, whose prices fell after September 11 and remained at depressed levels through the end of the period. From a real estate perspective, high-end business and destination resort hotels that rely on air travelers bore the brunt of the negative impact from the terrorist attacks.

Q. Did you make any adjustments to the portfolio during the past year?

A. I continued on the same path pursued over the last 12 to 18 months, which has been to gradually increase the average credit quality of the portfolio in the face of a slowing economy. Mortgage-loan delinquency rates edged up during the year, so I tried to increase the fund's exposure to better credit-quality names. These securities tend to have lower yields, but are more likely to deliver higher total returns in an uncertain economic environment. In pursuing this strategy, I continued to rely upon the same property-level valuation process that we've used all along. This entails lots of site inspections of the real estate that collateralizes the securities we buy and sell for the fund.

Q. What specific fund holdings were positive contributors?

A. A number of the fund's CMBS holdings appreciated in price as the loan collateral paid down and the credit of the bonds turned out better than the market originally expected. Outside of CMBS, Innkeepers USA Trust Series A, a convertible preferred stock, benefited when the market began to recognize that the underlying fundamentals of the company were better than previously believed.

Q. Which securities disappointed?

A. Host Marriott Financial Trust, a convertible preferred stock of a company that owns upscale urban hotel property, had been performing well until September 11. After September 11, it was hurt by the dramatic business slowdown in air travel and lodging, and I sold out of the position. Elsewhere, Franchise Mortgage Acceptance Corp. (FMAC) and Enterprise Mortgage Acceptance Corp. (EMAC) bonds underperformed as a result of loan defaults.

Q. What's your outlook?

A. The uncertain macro-economic landscape makes me more guarded than in the past. As companies have scaled back operations and announced layoffs, we've seen higher vacancy rates across most property types. This has led to a slow ramp up in securitized commercial mortgage delinquencies that I don't see abating during the next six-to-12 months. As a result, I think the prospect for high-yield CMBS spreads to tighten over that timeframe may be difficult to determine. On the flip side, however, double-B and B-rated CMBS spreads are still very attractive - near all-time wide levels - and real estate supply technicals are in better shape than in past economic cycles. Together, this mix of both cautionary and promising conditions continues to point me toward a higher credit bias. With this in mind, I think the fund is reasonably well-positioned by owning a diverse mix of high-yielding securities with higher credit quality than a year ago.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: to provide high current income by investing primarily in real estate-related instruments, with an emphasis on lower-quality issues

Start date: January 5, 1995

Size: as of November 30, 2001, more than $314 million

Manager: Stephen Rosen, since 2000; joined Fidelity in 1995

Annual Report

Investments November 30, 2001

Showing Percentage of Net Assets

Corporate Bonds - 10.4%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - 1.1%
Homebuilding/Real Estate - 0.4%
EOP Operating LP 7.25% 11/15/08 (c)	Baa1	$ 1,250,000	$ 1,334,013
Hotels - 0.7%
Capstar Hotel Co. 4.75% 10/15/04	B2	2,591,000	2,101,949
TOTAL CONVERTIBLE BONDS			3,435,962
Nonconvertible Bonds - 9.3%
Entertainment/Film - 0.3%
AMC Entertainment, Inc. 9.5% 3/15/09	Caa3	1,000,000	980,000
Healthcare - 0.3%
Fountain View, Inc. 11.25% 4/15/08 (f)	Caa1	1,780,000	907,800
Homebuilding/Real Estate - 4.0%
Crescent Real Estate Equities LP:
7% 9/15/02	Ba3	1,000,000	1,003,260
7.5% 9/15/07 (d)	Ba3	1,850,000	1,769,340
iStar Financial, Inc. 8.75% 8/15/08	Ba1	1,955,000	1,984,325
LNR Property Corp.:
9.375% 3/15/08	Ba3	3,385,000	3,397,694
10.5% 1/15/09	Ba3	4,140,000	4,279,725
			12,434,344
Hotels - 4.1%
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	Ba3	4,400,000	4,488,000
ITT Corp.:
6.75% 11/15/05	Ba1	2,080,000	2,007,200
7.375% 11/15/15	Ba1	2,750,000	2,337,500
7.75% 11/15/25	Ba1	1,000,000	860,000
ShoLodge, Inc.:
9.55% 9/1/07	Caa2	85,000	58,650
9.75% 11/1/06	Caa2	570,000	393,300
Times Square Hotel Trust 8.528% 8/1/26 (c)	Baa3	2,987,046	2,718,212
			12,862,862
Leisure - 0.6%
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	2,000,000	2,050,000
TOTAL NONCONVERTIBLE BONDS			29,235,006
TOTAL CORPORATE BONDS (Cost $31,140,041)			32,670,968
Asset-Backed Securities - 4.0%
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
ABSC Nims Trust:
7% 12/17/31 (c)	Baa3	$ 2,289,808	$ 2,249,736
7.25% 4/15/31	BBB-	1,379,458	1,362,215
AQFTC I 10% 12/17/29	-	553,814	553,814
CSFB Nims Trust 8% 4/25/32	BBB	2,500,000	2,418,750
IndyMac Nim Trust 9.7575% 8/26/31 (c)(d)	BBB-	1,040,636	1,043,238
LBFTC I 10% 2/25/30	-	293,957	275,203
Long Beach Asset Holdings Corp. 8.25% 9/21/12	BB	1,026,080	1,015,819
Option One Mortgage Securities Corp. 9.66% 9/26/31 (c)	Ba1	2,560,368	2,557,968
Saxon Asset Securities Trust:
8% 12/25/27 (c)	BB	713,743	686,866
8.6% 12/25/27 (c)	B	615,871	562,415
TOTAL ASSET-BACKED SECURITIES (Cost $12,465,059)			12,726,024
Collateralized Mortgage Obligations - 1.0%

Private Sponsor - 0.8%
Credit-Based Asset Servicing and Securitization LLC weighted average coupon Series 1997-2:
Class 2B, 7.0695% 12/29/25 (c)(d)	Ba3	420,921	203,590
Class 2C, 7.0695% 12/29/25 (c)(d)	B3	2,318,072	814,277
DLJ Mortgage Acceptance Corp. Series 1996-TD:
Class C, 6.8377% 9/29/23 (c)(d)	B3	375,191	325,209
Class D, 6.8377% 9/29/23 (c)(d)	-	565,209	124,346
GE Capital Mortgage Services, Inc. Series 1998-7:
Class B4, 6.5% 4/25/13 (c)	-	288,588	233,282
Class B5, 6.5% 4/25/13 (c)	-	143,572	35,893
Nomura Asset Acceptance Corp. Series 2001-R1A Class B4, 7% 2/19/30 (c)	-	247,437	102,222
Residential Accredit Loans, Inc. Series 2001-QS6:
Class B1, 6.5% 5/25/16 (c)	-	215,037	172,920
Class B2, 6.5% 5/25/16 (c)	-	107,568	69,700
Class B3, 6.5% 5/25/16 (c)	-	215,113	46,658
Collateralized Mortgage Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Private Sponsor - continued
Residential Asset Securitization Trust:
Series 1998-A7 Class B5, 6.5% 7/25/13 (c)	-	$ 339,515	$ 226,414
Series 1999-A2 Class B4, 6.25% 3/25/14	-	240,573	156,225
TOTAL PRIVATE SPONSOR			2,510,736
U.S. Government Agency - 0.2%
Fannie Mae REMIC planned amortization class:
Series 2001-W3 Class B4, 7% 9/25/41	B	500,000	232,500
Class B5, 7% 9/25/41	-	2,102,692	452,079
TOTAL U.S. GOVERNMENT AGENCY			684,579
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,126,402)			3,195,315
Commercial Mortgage Securities - 66.6%

Artesia Mortgage CMBS, Inc. Series 1998-C1 Class F, 6.9686% 6/25/30 (c)	Ba2	4,513,000	3,476,244
Asset Securitization Corp. Series 1997-D5 Class A8, 10.115% 2/14/41	BBB-	2,187,724	2,515,284
Atherton Franchise Loan Funding LLP Series 1998-A:
Class E, 8.25% 5/15/20 (c)	BB	1,500,000	744,375
Class F, 7.44% 8/15/19 (c)	B	2,000,000	565,000
Banc America Commercial Mortgage, Inc. Series 2001-1:
Class J, 6.125% 4/15/11 (c)	Ba1	6,200,000	4,769,157
Class X, 0% 4/15/36 (d)(e)	Aaa	20,539,686	1,317,428
Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (c)(d)	-	1,400,000	954,188
BKB Commercial Mortgage Trust weighted average coupon Series 1997-C1:
Class G, 5.9713% 4/27/09 (c)(d)	BB	1,658,910	1,609,143
Class H, 3.8125% 10/25/22 (c)(d)	-	575,568	143,892
Blaylock Mortgage Capital Corp. Series 1997-A:
Class B5, 6.425% 10/15/03 (c)	B-	110,000	88,000
Class B6, 6.425% 10/15/03 (c)	CCC	110,000	68,464

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Class B7, 6.425 10/15/03 (c)	-	$ 147,000	$ 72,265
CBA Mortgage Corp. Series 1993-C1:
Class G, 6.72% 12/25/03 (c)	-	1,852,837	1,541,213
Class H, 6.72% 12/25/03 (c)	-	1,852,837	1,386,038
Chase Commercial Mortgage Securities Corp.:
floater Series 2000-FL1A Class H, 9.84% 12/12/13 (c)(d)	B	2,743,729	2,668,277
Series 1998-1 Class F, 6.56% 3/18/13 (c)	Ba2	5,000,000	3,792,969
Series 2000-1 Class G, 6.65% 4/15/32 (c)	BB+	7,000,000	5,722,500
Commercial Mortgage Acceptance Corp. weighted average coupon Series 1998-C2 Class G, 5.44% 7/15/13 (c)(d)	BB	2,500,000	1,686,719
Commercial Mortgage Asset Trust:
Series 1999-C1 Class F, 6.25% 11/17/13 (c)	Ba1	7,175,000	5,071,828
Series 1999-C2 Class G, 6% 11/17/32	Ba1	1,750,000	1,184,805
Crest G-Star Ltd. Series 2001-2X:
Class C, 10% 2/25/32	Ba2	1,330,000	1,184,239
Class PS, 0% 2/25/32 (c)(d)	BB-	1,100,000	1,075,427
Crest Ltd. Series 2000-1A Class D, 10% 8/31/36 (c)	Ba2	2,200,000	2,014,375
CS First Boston Mortgage Securities Corp.:
Series 1995-AEW1 Class G2, 8.5065% 11/25/27 (c)(d)	-	1,562,122	1,163,781
Series 1997-C2 Class H, 7.46% 5/17/16	B2	3,190,000	1,704,066
Series 1997-SPICE Class E, 7.482% 4/20/38 (c)	-	4,149,000	4,060,834
Series 2000-C1 Class G, 7.325% 4/15/62 (c)	BB+	3,100,000	2,660,417
Series 2000-FL1:
Class F, 5.958% 9/15/03 (c)(d)	Ba2	1,500,000	1,446,095
Class G, 5.958% 9/15/03 (c)(d)	Ba3	2,050,000	1,947,711
Class H, 5.958% 9/15/03 (c)(d)	B2	2,184,000	2,009,269
Class J, 5.958% 9/15/03 (c)(d)	B3	1,478,000	1,208,265
Class K, 5.958% 9/15/03 (c)(d)	-	2,573,000	1,009,100
Series 2001-CK3 Class H, 6.26% 6/15/34 (c)	Ba1	3,710,000	2,902,366
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CS First Boston Mortgage Securities Corp.: - continued
Series 2001-CP4:
Class AX, 0.9674% 12/15/35 (c)(e)	AAA	$ 29,742,598	$ 1,473,359
Class H, 6% 12/15/35 (c)	BB+	4,970,000	3,753,727
weighted average coupon Series 1997-SPICE Class G, 7.6168% 4/20/38 (c)(d)	-	1,322,209	1,066,237
DLJ Commercial Mortgage Corp. floater Series 1999-STF1 Class B5, 6.5107% 7/5/08 (c)(d)	B2	4,849,367	4,639,084
DLJ Mortgage Acceptance Corp.:
Series 1994-MF11:
Class B2, 8.1% 6/18/04 (c)	Ba2	1,201,000	1,197,998
Class B3, 8.1% 6/18/04 (c)	B2	1,342,000	1,338,645
Series 1997-CF1 Class B3, 7.74% 1/15/12 (c)	B-	1,465,000	799,795
Enterprise Mortgage Acceptance Co. Series 1998-1 Class E, 8.18% 6/15/16 (c)	-	2,110,000	316,500
First Chicago/Lennar Trust I:
Series 1997-CHL1 Class E, 8.1119% 4/29/39 (c)(d)	-	4,200,000	3,213,000
weighted average coupon Series 1997-CHL1 Class D, 8.1119% 4/29/39 (c)(d)	-	1,978,000	1,715,302
First Union National Bank Commercial Mortgage Trust:
Series 2001 C3 Class J, 6.155% 8/15/23 (c)	BB+	3,480,000	2,684,630
Series 2001-C3 Class X1, 0.679% 8/15/23 (c)(e)	Aaa	5,788,696	210,292
First Union National Bank-Bank of America Commercial Mortgage Trust Series 2001-C1:
Class J, 6% 1/15/11 (c)	Ba1	4,124,000	3,202,544
Class K, 6% 3/15/33 (c)	-	6,480,000	4,858,224
FMAC Loan Receivables Trust weighted average coupon:
Series 1997-A Class F, 8.1224% 4/15/19 (c)(d)	-	1,382,881	69,144
Series 1997-B Class E, 0% 9/15/19 (c)(d)	-	402,450	0
Series 1998-A Class E, 4.5359% 9/15/20 (c)(d)	BB	728,898	14,578

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
G Force CDO 2001 Ltd./G Force CDO 2001 1 Corp. Series 2001-1A Class E, 8.8% 1/20/12 (c)	BBB-	$ 5,749,594	$ 5,532,187
GAFCO Franchisee Loan Trust Series 1998-1 Class D, 14% 6/1/16 (c)(d)	-	2,700,000	1,998,000
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
Series 1996-C1 Class F, 7.86% 11/15/06 (c)	Ba1	2,646,000	2,588,532
Series 1999-C1 Class F, 6.02% 5/15/33 (c)	Ba	4,500,000	3,466,406
Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	7,000,000	7,406,875
J.P. Morgan Chase Commercial Mortgage Securities Corp. Series 2001-FL1A Class H, 7.775% 7/13/13 (d)	BB	5,964,619	5,912,726
J.P. Morgan Commercial Mortgage Finance Corp. Series 1999-C7:
Class G, 6% 10/15/35 (c)	B	13,273,000	7,463,985
Class H, 6% 10/15/35 (c)	B-	1,991,000	938,337
LB Commercial Conduit Mortgage Trust Series 1999-C1 Class A2, 6.78% 6/15/31	Aaa	2,530,000	2,679,558
LB Multi-family Mortgage Trust Series 1991-4 Class A1, 6.9713% 4/25/21 (d)	Caa1	4,241,553	3,774,982
LTC Commercial Mortgage pass thru certificates Series 1998-1 Class E, 7.792% 5/28/30 (c)	BB	800,000	597,000
Morgan Stanley Capital I, Inc.:
Series 1997-RR:
Class D, 7.7307% 4/30/39 (c)(d)	-	2,070,112	1,842,674
Class E: 0% 4/30/39 (c)(d)	-	2,470,128	2,448,900
7.7702% 4/30/39 (c)(d)	-	2,170,117	1,661,700
Class F, 7.7307% 4/30/39 (c)(d)	-	5,430,293	3,504,396
Class G1, 7.7307% 4/30/39 (c)(d)	-	5,350,864	2,243,392
Series 1998-HF1 Class F, 7.18% 12/15/09 (c)	BB+	6,500,000	5,905,098
Series 1998-HF2 Class G, 6.01% 11/15/30 (c)	-	1,275,745	982,922
Series 1998-XL1 Class H, 6.9842% 6/3/30 (c)(d)	-	2,230,000	1,934,177
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Morgan Stanley Dean Witter Capital Trust Series 2001-XLF Class H11, 7.05% 10/7/13 (c)(d)	Ba2	$ 850,000	$ 850,000
Mortgage Capital Funding, Inc.:
Series 1996-MCI Class G, 7.15% 7/15/28 (c)	BB	2,000,000	1,886,250
Series 1998-MC3 Class F, 7.314% 11/18/31 (c)(d)	Ba1	1,300,000	1,130,188
Nationslink Funding Corp. Series 1998-2 Class F, 7.105% 8/20/30 (c)	BB	6,000,000	4,921,875
Nomura Asset Securities Corp.:
Series 1998-D6 Class B1, 6% 3/15/30 (c)	BB+	9,500,000	6,756,875
weighted average coupon Series 1994-MD1 Class B2, 9.2517% 3/15/18 (c)(d)	-	4,755,000	3,750,506
Nomura Depositor Trust:
floater Series 1998-ST1A:
Class B2, 6.52% 1/15/03 (c)(d)	-	2,824,000	2,711,730
Class B2A, 7.02% 2/15/34 (c)(d)	-	1,874,645	1,806,347
Series 1998-ST1A Class B1A, 4.83% 1/15/03 (c)(d)	-	2,000,000	1,956,707
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML:
Class L, 7.9% 11/15/26 (c)	-	2,500,000	1,422,656
Class M, 7.9% 11/15/26 (c)	-	5,862,000	1,817,220
Salomon Brothers Mortgage Securities VII, Inc.:
Series 1999-C1:
Class G, 7.1567% 12/18/12 (c)(d)	Ba1	5,412,500	4,434,233
Class H, 7% 12/18/12 (c)	-	5,000,000	3,856,640
Series 2000-NL1:
Class F, 6.97% 10/15/08 (c)	Baa3	5,013,000	4,829,795
Class H, 6.9674% 10/15/30 (c)	-	2,900,000	2,444,700
Structured Asset Securities Corp.:
Series 1994-C1 Class F, 6.87% 8/25/26	BB+	3,250,000	2,935,283
Series 1995-C1 Class F, 7.375% 9/25/24 (c)	-	2,000,000	1,817,656

Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Series 1996-CFL Class H, 7.75% 2/25/28 (c)	BB+	$ 2,500,000	$ 2,447,656
Structured Mortgage Trust weighted average coupon Series 1997-2:
Class C, 6.8535% 1/30/06 (c)(d)	-	136,052	93,621
Class D, 6.8535% 1/30/06 (c)(d)	-	171,857	100,107
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $204,441,802)			209,168,685
Common Stocks - 5.6%
	Shares
Banks and Thrifts - 0.0%
CS First Boston Mortgage Securities Corp. warrants 9/1/03 (a)	6,236,357	1
Homebuilding/Real Estate - 5.6%
AMRESCO Capital Trust, Inc.	190,600	257,310
Annaly Mortgage Management, Inc.	195,000	2,741,700
Anthracite Capital, Inc.	199,200	2,087,616
Apartment Investment & Management Co. Class A	53,000	2,358,500
Boardwalk Equities, Inc.	176,100	1,315,516
Clarion Commercial Holdings, Inc. Class A	15,800	67,940
Equity Office Properties Trust	63,000	1,877,400
Fortress Investment Corp. (c)	25,000	309,375
iStar Financial, Inc.	40,000	1,014,400
LNR Property Corp.	98,000	2,802,800
Northstar Capital Investment Corp. (a)(c)	40,000	565,000
RAIT Investment Trust	124,000	2,109,240
		17,506,797
TOTAL COMMON STOCKS (Cost $16,028,550)		17,506,798
Preferred Stocks - 3.7%

Convertible Preferred Stocks - 2.9%
Homebuilding/Real Estate - 2.8%
Equity Office Properties Trust Series B, $2.625	47,900	2,160,290
General Growth Properties, Inc. $1.8124 PIERS	65,000	1,699,750
Glenborough Realty Trust, Inc. Series A, $1.9375	102,200	2,059,330
Reckson Associates Realty Corp. Series A, $1.9064	55,000	1,284,250
Vornado Realty Trust Series A, $3.25	30,100	1,647,975
		8,851,595
Hotels - 0.1%
Innkeepers USA Trust Series A, $2.16	13,000	294,060
TOTAL CONVERTIBLE PREFERRED STOCKS		9,145,655
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - 0.8%
Homebuilding/Real Estate - 0.8%
Crown American Realty Trust Series A, $5.50	50,000	$ 2,545,000
TOTAL PREFERRED STOCKS (Cost $10,607,913)		11,690,655
Cash Equivalents - 8.3%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.11%, dated 11/30/01 due 12/3/01 (Cost $25,961,000)	$ 25,965,563	25,961,000
TOTAL INVESTMENT PORTFOLIO - 99.6% (Cost $303,770,767)	312,919,445
NET OTHER ASSETS - 0.4%	1,388,789
NET ASSETS - 100%	$ 314,308,234
Security Type Abbreviation
PIERS - Preferred Income Equity Redeemable Securities
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $192,934,773 or 61.4% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
(f) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	3.7%	AAA, AA, A	2.9%
Baa	3.6%	BBB	10.2%
Ba	22.2%	BB	23.0%
B	7.6%	B	10.9%
Caa	2.0%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	1.2%
The percentage not rated by Moody's or S&P amounted to 19.9%. FMR has determined that unrated debt securities that are lower quality account for 19.9% of the total value of investment in securities.

Purchases and sales of securities, other than short-term securities, aggregated $178,829,231 and $94,751,671, respectively, of which long-term U.S. government and government agency obligations aggregated $15,486,406 and $20,866,672, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,720 for the period.
Income Tax Information

At November 30, 2001, the aggregate cost of investment securities for income tax purposes was $303,789,454. Net unrealized appreciation aggregated $9,129,991, of which $17,343,981 related to appreciated investment securities and $8,213,990 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $2,500,000 of which $900,000 and $1,600,000 will expire on November 30, 2007 and 2008, respectively.

A total of 0.55% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax. The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns (unaudited).

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2001
Assets
Investment in securities, at value (including repurchase agreements of $25,961,000) (cost $303,770,767) - See accompanying schedule		$ 312,919,445
Cash		250,720
Receivable for investments sold		1,078,442
Interest receivable		2,581,980
Total assets		316,830,587
Liabilities
Payable for investments purchased
Regular delivery	$ 18,287
Delayed delivery	2,259,666
Accrued management fee	189,437
Other payables and accrued expenses	54,963
Total liabilities		2,522,353
Net Assets		$ 314,308,234
Net Assets consist of:
Paid in capital		$ 308,336,915
Undistributed net investment income		1,822,270
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,999,629)
Net unrealized appreciation (depreciation) on investments		9,148,678
Net Assets, for 31,260,798 shares outstanding		$ 314,308,234
Net Asset Value, offering price and redemption price per share ($314,308,234 ÷ 31,260,798 shares)		$10.05

Statement of Operations

	Year ended November 30, 2001
Investment Income Dividends		$ 1,700,929
Interest		21,748,800
Total income		23,449,729
Expenses
Management fee	$ 1,980,504
Transfer agent fees	42,802
Accounting fees and expenses	136,750
Non-interested trustees' compensation	919
Custodian fees and expenses	11,461
Registration fees	2,898
Audit	43,858
Legal	29,864
Miscellaneous	422
Total expenses before reductions	2,249,478
Expense reductions	(31,042)	2,218,436
Net investment income		21,231,293
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	560,450
Foreign currency transactions	(144)	560,306
Change in net unrealized appreciation (depreciation) on investment securities		13,308,509
Net gain (loss)		13,868,815
Net increase (decrease) in net assets resulting from operations		$ 35,100,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2001	Year ended November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 21,231,293	$ 13,919,947
Net realized gain (loss)	560,306	502,559
Change in net unrealized appreciation (depreciation)	13,308,509	4,587,028
Net increase (decrease) in net assets resulting from operations	35,100,108	19,009,534
Distributions to shareholders From net investment income	(24,110,168)	(14,666,594)
Share transactions Net proceeds from sales of shares	73,504,198	80,077,873
Reinvestment of distributions	24,107,744	14,666,594
Net increase (decrease) in net assets resulting from share transactions	97,611,942	94,744,467
Total increase (decrease) in net assets	108,601,882	99,087,407
Net Assets
Beginning of period	205,706,352	106,618,945
End of period (including undistributed net investment income of $1,822,270 and $1,959,503, respectively)	$ 314,308,234	$ 205,706,352
Other Information Shares
Sold	7,406,147	8,477,680
Issued in reinvestment of distributions	2,413,206	1,557,982
Net increase (decrease)	9,819,353	10,035,662

Financial Highlights

Years ended November 30,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 9.590	$ 9.350	$ 9.760	$ 12.420	$ 11.850
Income from Investment Operations Net investment income B	.778	.907	.931	1.033	1.124
Net realized and unrealized gain (loss)	.585	.297	(.100)	(1.136)	1.594
Total from investment operations	1.363	1.204	.831	(.103)	2.718
Less Distributions
From net investment income	(.903)	(.964)	(1.085)	(1.117)	(1.508)
From net realized gain	-	-	(.156)	(1.440)	(.640)
Total distributions	(.903)	(.964)	(1.241)	(2.557)	(2.148)
Net asset value, end of period	$ 10.050	$ 9.590	$ 9.350	$ 9.760	$ 12.420
Total Return A	14.69%	13.58%	9.08%	(1.35)%	26.22%
Ratios to Average Net Assets C
Expenses before expense reductions	.83%	.89%	.91%	.91%	1.02%
Expenses net of voluntary waivers, if any	.83%	.89%	.91%	.91%	1.02%
Expenses net of all reductions	.81%	.86%	.89%	.89%	.99%
Net investment income	7.79%	9.67%	9.84%	9.65%	9.58%
Supplemental Data
Net assets, end of period (000 omitted)	$ 314,308	$ 205,706	$ 106,619	$ 73,529	$ 49,921
Portfolio turnover rate	38%	53%	16%	53%	80%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2001

1. Significant Accounting Policies.

Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements - continued

repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .60% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions.The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Expense Reductions.

Certain security trades were directed to brokers who paid $5,430 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $7,992 and $17,620, respectively.

7. Other Information.

At the end of the period, four unaffiliated shareholders each held more than 10% of the total outstanding shares of the fund totaling 94%.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series IV) at November 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
January 25, 2002

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Officers

Edward C. Johnson 3d, President
Abigail P. Johnson, Senior Vice President
Robert A. Lawrence, Vice President
Stephen Rosen, Vice President
Eric D. Roiter, Secretary
Robert A. Dwight, Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Paul F. Maloney, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Abigail P. Johnson
Edward C. Johnson 3d
Donald J. Kirk *
Marie L. Knowles *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *

Advisory Board

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Custodian

The Bank of New York
New York, NY

* Independent trustees